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                          FORM 8-K. -- CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 22, 1998
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                        GBC Bancorp
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   (Exact name of registrant as specified in its charter)

    California                  0-16213                 95-3586596
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     (State or other          (Commission            (IRS Employer of
jurisdition incorporation     File Number)          Identification No.)


800 West Sixth Street, Los Angeles, California             90017
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  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (213) 972-4174
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     KPMG Peat Marwick, LLP ("KPMG") was previously the principal accountants for GBC Bancorp ("the Company"). On October 22, 1998, KPMG's appointment as principal accountants was terminated. The Company has decided to appoint, and the Board of Directors approved the appointment of Deloitte & Touche to act as the Company's independent auditors for the fiscal year ending December 31, 1998.

     The reports of KPMG on the Company's consolidated financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     For each of the years in the two year period ended December 31, 1997, and during the subsequent period from January 1, 1998 through October 22, 1998, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with KPMG, or any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of KPMG, would have caused that firm to make reference to the subject matter of the Disagreement in connection with their reports.

     For each of the years in the two year period ended December 31, 1997, and during the period from January 1, 1998 through October 22, 1998, the Company was not (i) advised by KPMG that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by KPMG that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management;
(iii) advised by KPMG of a need to expand the scope of its audit; or (iv) advised by KPMG that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements (collectively, "Reportable Events"). The Company has requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated October 27, 1998 is filed as Exhibit A to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Letter from KPMG as of October 27, 1998.

     (b)  Financial Statements.  None

     (c)  Pro Forma Financial Statements.  None


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                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    GBC Bancorp

                    /s/ Peter E. Lowe
                    Executive Vice President


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